UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 28, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8     Other Events.

Item 8.01.    Other Events.

On September 28, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of September 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-13 (the “MSM 2007-13 Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-13 (the “Certificates”).  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-P, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-P, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 4-A-19, Class 4-A-X, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-P, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class 7-A-6, Class 7-A-7, Class 7-A-8, Class 7-A-9, Class 7-A-10, Class 7-A-11, Class 7-A-12, Class 7-A-13, Class 7-A-14, Class 7-A-15, Class 7-A-16, Class 7-A-17, Class 7-A-18, Class 7-A-X, Class B-1, Class B-2, Class B-3, Class 3-B-1, Class 3-B-2, Class 3-B-3 and Class A-R Certificates, (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of September 28, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriter.

The purpose of this amendment on Form 8-K/A is to include certain documentation  related to the mortgage loans backing the Publicly-Offered Certificates that are being held by Wells Fargo Bank, National Association, as custodian.

Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of September 1, 2007 (the “Wells Fargo Custodial Agreement”).  The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.12.

The documents filed on Form 8-K on November 15, 2007 as Exhibits are not amended hereby.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9     Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)	Exhibits:	Page:

Exhibit 99.12
Wells Fargo Custodial  Agreement, dated as of September 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC, as purchaser, Morgan Stanley Credit Corporation, as a seller and a servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   March 19, 2008

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.12
Wells Fargo Custodial  Agreement, dated as of September 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC, as purchaser, Morgan Stanley Credit Corporation, as a seller and a servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.
E

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